EXHIBIT 10.3


                     AMENDED AND RESTATED SECURITY AGREEMENT

                            MAINLAND RESOURCES, INC.

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         THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "AGREEMENT") is made as of October 16, 2009, by MAINLAND RESOURCES, INC., a Nevada corporation ("DEBTOR"), in favor of GUGGENHEIM CORPORATE FUNDING, LLC, a Delaware limited liability company, as Administrative Agent ("SECURED PARTY").

                                    RECITALS

         A. The Debtor, certain financial institutions as "Lenders" and Secured Party, as administrative agent for the Lenders, are parties to that certain Senior Secured Bridge Loan Agreement dated August 7, 2009 (as amended, supplemented or otherwise modified from time to time, the "BRIDGE LOAN AGREEMENT") pursuant to which Lenders provided certain loans to Debtor.

         B. In connection with the Bridge Loan Agreement, the Debtor and Secured Party entered into that certain Security Agreement dated as of August 7, 2009 (as heretofore amended, modified or supplemented, the "EXISTING SECURITY AGREEMENT").

         C. Of even date herewith, the Debtor, the Secured Party and the Lenders have entered into that certain Senior Secured Advancing Line of Credit Agreement (such agreement, as may be amended, modified, restated or supplemented from time-to-time, the "CREDIT AGREEMENT"; capitalized terms used but not defined herein shall have the meaning given such terms in the Credit Agreement) pursuant to which, the Lenders have agreed to refinance Debtor's obligations under the Bridge Loan Agreement.

         D. It is a condition precedent to the effectiveness of the Credit Agreement that the parties hereto amend and restate the Existing Security Agreement subject to the terms and conditions of this Agreement.

         E. Debtor has determined that valuable benefits will be derived by it as a result of the Credit Agreement and the extension of credit to be made by the Lenders thereunder.

         F. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

                                    ARTICLE I
                                SECURITY INTEREST

         SECTION 1.01 GRANT OF SECURITY INTEREST. As security for the prompt payment and performance of the Obligations in full when due, whether at maturity, by acceleration or otherwise, Debtor hereby pledges, grants, transfers and assigns to Secured Party a security interest in all of Debtor's right, title and interest in and to the Collateral.

         SECTION 1.02 COLLATERAL. The Collateral consists of the following properties, assets and rights of Debtor, wherever located, whether now owned or hereafter acquired or arising, and all Proceeds and products thereof (all of the same being hereinafter called the "COLLATERAL"): all Fixtures and personal property of every kind and nature including without limitation all Goods (including Inventory, Equipment and any accessions thereto), Instruments


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(including  promissory  notes),  Documents,  Accounts,  Chattel  Paper  (whether
Tangible or Electronic), Deposit Accounts, other than payroll, withholding tax and other fiduciary Deposit Accounts, Letter-of-Credit Rights (whether or not the letter of credit is evidenced by a writing), Commercial Tort Claims, securities and all other Investment Property, Supporting Obligations, any other contract rights, insurance claims and Proceeds, and all General Intangibles (including all Payment Intangibles).

         SECTION 1.03 CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of all Obligations, (b) be binding upon Debtor, its successors and assigns, and (c) inure to the benefit of Secured Party, its successors and assigns, together with the rights and remedies of Secured Party hereunder. Secured Party may assign or otherwise transfer (in whole or in part) its interest in any of its liens in the Collateral, to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof under this Agreement. Debtor hereby acknowledges and agrees that Secured Party and any other Person receiving a security interest in the Collateral pursuant to the remainder of this sentence, may grant a security interest in the Collateral. Upon the indefeasible payment in full of all Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Debtor. Upon any such termination, Secured Party will upon request from Debtor, at such Debtor's sole expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

                                   ARTICLE II
                                   DEFINITIONS

         SECTION 2.01      DEFINITIONS.

                  (a) Unless  otherwise  defined  herein,  terms  defined in the
         Credit Agreement and used herein have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Code on the date hereof are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Proceeds, Supporting Obligations, and Tangible Chattel Paper.

                  (b) As used in this Agreement, the following terms shall have the following meanings::

         "CODE" means the Uniform Commercial Code as presently in effect in the State of New York. Unless otherwise indicated by the context herein, all uncapitalized terms used herein which are defined in the Code shall have their respective meanings as used in CHAPTER 9 of the Code.

         "OBLIGATIONS"   means  the  "OBLIGATIONS"  as  defined  in  the  Credit
Agreement.

         "OBLIGOR" means any Person liable (whether directly or indirectly, primarily or secondarily) for the payment or performance of any of the Obligations whether as maker, co-maker, endorser, guarantor, accommodation party, general partner or otherwise.


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                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         In order to induce Secured Party to accept this Agreement, Debtor represents and warrants to Secured Party (which representations and warranties will survive the creation of the Obligations until same are fully and finally discharged) that:

         SECTION 3.01 OWNERSHIP; NO ENCUMBRANCES. Except for the security interest (and pledges and assignments as applicable) granted hereby, Debtor is, and as to any property acquired after the date hereof which is included within the Collateral, Debtor will be, the owner of all such Collateral subject to no Liens except Permitted Liens.

         SECTION 3.02 AUTHORITY; NO REQUIRED CONSENT. Debtor has the full right and authority to execute and perform this Agreement and to create the security interest and pledges and assignments created by this Agreement. The making and performance by Debtor of this Agreement will not violate (a) any of its Organizational Documents, (b) any Laws, (c) any order of any governmental authority, (d) any indenture or other agreement to which Debtor is a party, or by which Debtor or any of its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture or other agreement, or (e) result in the creation or imposition of any Lien upon the Collateral other than Permitted Liens. No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body (other than the filing of financing statements) is required for (a) the due execution, delivery and performance by Debtor of this Agreement, (b) the grant by Debtor of the security interest granted by this Agreement, (c) the perfection of such security interest in all Collateral other than Fixtures) or (d) the exercise by Secured Party of its rights and remedies under this Agreement.

         SECTION 3.03 FIRST PRIORITY SECURITY INTEREST. The security interest in the Collateral granted pursuant to this Agreement (upon filing of necessary financing statements with the appropriate filing authority) creates a valid and perfected security interest in the Collateral, enforceable against Debtor and all third parties and secures payment of the Obligations, which security interest is first and prior to all other security interests in the Collateral, except for Permitted Liens.

         SECTION 3.04 NO FILINGS BY THIRD PARTIES. With the exception of Liens that will be discharged prior to the Effective Date and Permitted Liens, no financing statement or other public notice or recording covering the Collateral is on file in any public office and Debtor will not execute or authorize the filing of any such financing statement or other public notice or recording so long as any of the Obligations are outstanding.

         SECTION 3.05 LOCATION OF DEBTOR; TAX I.D. NUMBER. Debtor's principal place of business and chief executive office are located at the address set forth on the signature page hereto. Debtor's Federal Income Tax Identification Number and organization identification number are each set forth on the signature page hereto.

         SECTION 3.06 ACCURACY OF INFORMATION. All statements or other information provided by Debtor to Secured Party describing or with respect to the Collateral are, or (in the case of subsequently furnished information) will be when provided, correct and complete in all material respects.

                                   ARTICLE IV
                            COVENANTS AND AGREEMENTS


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         Debtor  will at all times  comply  with the  covenants  and  agreements contained in this ARTICLE IV, from the date hereof and for so long as any part of the Obligations are outstanding.

         SECTION 4.01 CHANGE IN LOCATION OF DEBTOR. Debtor will give Secured Party TWENTY (20) DAYS prior written notice of any change in Debtor's address or jurisdiction of organization.

         SECTION 4.02 OPERATION OF THE COLLATERAL. Debtor agrees to maintain and use the Collateral solely in the conduct of its own business, in a careful and proper manner, and in conformity with all applicable permits or licenses. Debtor shall comply in all material respects with all applicable statutes, laws, ordinances and regulations.

         SECTION 4.03 CONDITION. Debtor shall maintain, service and repair the Collateral so as to keep it in good working order and condition, ordinary wear and tear excepted. Debtor shall replace within a reasonable time all parts that may be worn out, lost, destroyed or otherwise rendered unfit for use, with appropriate replacement parts. Debtor shall obtain and maintain in good standing at all times all material applicable permits, licenses, registrations and certificates respecting the Collateral.

         SECTION 4.04 ASSESSMENTS. Debtor shall promptly pay when due all Taxes or Other Taxes levied or assessed against Debtor or with respect to the Collateral or any part thereof.

         SECTION 4.05 NO ENCUMBRANCES. Debtor agrees not to suffer or permit any Lien against the Collateral or any part thereof, except for Permitted Liens.

         SECTION 4.06 PROCEEDS OF COLLATERAL. At the request of Secured Party and pursuant to the terms of the Credit Agreement, Debtor will deliver to Secured Party as Collateral, promptly upon receipt, all Proceeds delivered to Debtor from the sale or disposition of any Collateral. Nothing in this SECTION
4.06 shall be construed to permit sales or dispositions of Collateral not otherwise permitted by the terms of this Agreement or the Credit Agreement.

         SECTION 4.07 NO TRANSFER. Except as otherwise provided in this Agreement or the other Loan Documents, Debtor shall not, without the prior written consent of Secured Party, sell, assign, transfer, lease, charter, encumber, hypothecate or dispose of the Collateral, or any part thereof, or interest therein, or enter into any agreement to do any of the foregoing, except for (a) sales, assignments, transfers, leases or other dispositions of inventory in the ordinary course of business and (b) sales, exchanges and transfers of Equipment and other property which is worn out or no longer used or useful to the Debtor's business, all in the ordinary course.

         SECTION 4.08 RECORDS AND INFORMATION. Debtor shall keep accurate and complete records of the Collateral (including Proceeds). Upon reasonable written notice, Secured Party may have access to, examine, audit, make extracts from and inspect during normal business hours without hindrance or delay Debtor's records and files related to the Collateral.

         SECTION 4.09 REIMBURSEMENT OF EXPENSES. Debtor hereby agrees to indemnify and hold Secured Party harmless in accordance with SECTION 9.3 of the Credit Agreement.

         SECTION 4.10 NOTICES AND REPORTS. Debtor shall promptly notify Secured Party in writing of any change in the name, identity or structure of Debtor, any material charge, Lien, security interest, claim or encumbrance asserted against the Collateral other than Permitted Liens, any material litigation against Debtor or the Collateral, any material theft, loss, injury or similar incident involving the Collateral, and any other material matter adversely affecting Debtor or the Collateral. Debtor shall furnish such other reports, information


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and data regarding Debtor's financial  condition and operations,  the Collateral and such other matters as Secured Party may reasonably request from time to time.

         SECTION 4.11 AUTHORIZATION TO FILE FINANCING STATEMENTS. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction that is necessary to perfect the security interest granted hereunder any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the state or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the state, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Debtor is an organization, the type of organization and any organizational identification number issued to Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Debtor agrees to furnish any such information to Secured Party promptly upon Secured Party's request.

         SECTION 4.12 FURTHER ASSURANCES. Debtor shall do, make, procure, execute and deliver all such additional and further acts, things, deeds, interests and assurances as Secured Party may reasonably request from time to time to protect, assure and enforce Secured Party's rights and remedies.

         SECTION 4.13 OTHER ACTIONS. To further the attachment, perfection and first priority of, and the ability of Secured Party to enforce, Secured Party's security interest in the Collateral, and without limitation on Debtor's other obligations in this Agreement, Debtor agrees, in each case at Debtor's expense, to take the following actions with respect to the following Collateral:

                  (a) PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If Debtor shall at any time hold or acquire any promissory notes or Tangible Chattel Paper, Debtor shall forthwith endorse, assign and deliver the same to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify.

                  (b) DEPOSIT ACCOUNTS. Without limiting the obligations of the Debtor under Section 4.10: (i) upon the request of the Secured Party, the Debtor shall take or cause to be taken all actions (other than any actions required to be taken by the Secured Party or any Lender)
         requested  by the  Secured  Party to cause  the  Secured  Party to have
         "control" (within the meaning of Sections 9-104 of the Code) over any Collateral constituting Deposit Accounts, including, without limitation, executing and delivering the Deposit Account Control Agreement of even date herewith and any other agreements, in form and substance reasonably satisfactory to the Secured Party, with the bank with which the Deposit Account is maintained in order to establish "control", and Debtor shall promptly notify the Secured Party of Debtor's establishment of any new Deposit Accounts. The provisions of this paragraph shall not apply to Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Debtor's salaried employees.

                  (c) INVESTMENT PROPERTY. If Debtor shall at any time hold or acquire any certificated securities, Debtor shall forthwith assign and deliver the same to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify. If any securities now or hereafter acquired by Debtor are uncertificated and are issued to Debtor or its nominee directly by the issuer thereof, Debtor shall immediately notify Secured


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         Party thereof and, at Secured Party's  request and option,  pursuant to an agreement in form and substance satisfactory to Secured Party, either (i) cause the issuer to agree to comply with instructions from Secured Party as to such securities, without further consent of Debtor or such nominee, or (ii) arrange for Secured Party to become the
         registered  owner  of  the  securities.  If  any  securities,   whether
         certificated or uncertificated, or other Investment Property now or hereafter acquired by Debtor are held by Debtor or its nominee through a securities intermediary or commodity intermediary, Debtor shall immediately notify Secured Party thereof and, at Secured Party's request and option, pursuant to an agreement in form and substance reasonably satisfactory to Secured Party, either (A) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from Secured Party to such securities intermediary as to such securities or other Investment Property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by Secured Party to such commodity intermediary, in each case without further consent of Debtor or such nominee, or (B) in the case of financial
         assets  or  other   Investment   Property  held  through  a  securities
         intermediary, arrange for Secured Party to become the entitlement holder with respect to such Investment Property, with Debtor being permitted, only with the consent of Secured Party, to exercise rights to withdraw or otherwise deal with such Investment Property. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which Secured Party is the securities intermediary.

                  (d) COLLATERAL IN THE POSSESSION OF A BAILEE. If any Collateral is at any time in the possession of a bailee, Debtor shall promptly notify Secured Party thereof and, at Secured Party's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance reasonably satisfactory to Secured Party, that the bailee holds such Collateral for the benefit of Secured Party, and that such bailee agrees to comply, without further consent of Debtor, with instructions from Secured Party as to such Collateral.

                  (e)  LETTER-OF-CREDIT  RIGHTS.  If  Debtor  is at  any  time a beneficiary under a letter of credit, Debtor shall promptly notify Secured Party thereof and, at the request and option of Secured Party, Debtor shall, pursuant to an agreement in form and substance satisfactory to Secured Party, either (i) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to Secured Party of the Proceeds of the letter of credit, or (ii) arrange for Secured Party to become the transferee beneficiary of the letter of credit.

                  (f) COMMERCIAL TORT CLAIMS. If Debtor shall at any time hold or acquire a commercial tort claim, Debtor shall immediately notify Secured Party in a writing signed by Debtor of the particulars thereof and grant to Secured Party in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Secured Party.

                  (g) OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. The Debtor further agrees, at the request and option of Secured Party, to take any and all other actions Secured Party may reasonably determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of Secured Party to enforce, Secured Party's security interest in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Code, to the extent, if any, that Debtor's signature thereon is required therefor, (ii) causing Secured Party's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party's security interest in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if


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         compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party's security interest in such Collateral, (iv) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Secured Party, including, without limitation, any
         consent  of  any  licensor,   lessor  or  other  person   obligated  on
         Collateral, (v) obtaining waivers from mortgagees and landlords in form and substance satisfactory to Secured Party and (vi) taking all actions under any earlier versions of the Code or under any other law, as reasonably determined by Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

         SECTION 4.14 ADDITIONAL PROVISIONS REGARDING ACCOUNTS. The following provisions shall apply to all accounts included within the Collateral:

                  (a) DEFINITIONS. The term "ACCOUNT" as used in this Agreement, shall have the same meaning as set forth in the Code in effect as of the date of execution hereof, and as set forth in any amendment to the Code which becomes effective after the date of execution hereof, and also shall include all present and future notes, Instruments, Payment Intangibles, drafts, acceptances and Chattel Paper of Debtor, and the Proceeds thereof.

                  (b) ADDITIONAL WARRANTIES. As of the time any Account becomes subject to the security interest granted hereby, Debtor shall be deemed further to have warranted as to each and all such Accounts as follows:
         (i) each Account and all papers and documents relating thereto are genuine and in all respects what they purport to be; (ii) each Account is valid and subsisting and arises out of a bona fide sale of Goods sold and delivered to, or out of and is a loan made to or for services theretofore actually rendered by Debtor to, the Account debtor named in the Account; (iii) the amount of the Account represented as owing is, to the best knowledge of Debtor, the correct amount actually and unconditionally owing except for normal cash discounts and is not subject to any setoffs, credits, defenses, deductions or countercharges; and (iv) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever, except for Permitted Liens.

                  (c) COLLECTION OF ACCOUNTS. Secured Party shall have the right in its own name or in the name of Debtor, after and during the continuance of an Event of Default, to require Debtor forthwith to transmit all Proceeds of collection of Accounts to Secured Party, to notify any and all Account debtors to make payments of the Accounts directly to Secured Party, to demand, collect, receive, receipt for, sue for, compound and give acquittal for, any and all amounts due or to become due on the Accounts and to endorse the name of Debtor on all commercial paper given in payment or part payment hereof, and in Secured Party's discretion to file any claim or take any other action or proceeding that Secured Party may reasonably deem necessary or appropriate to protect and preserve and realize upon the Accounts and related Collateral. Unless and until an Event of Default has occurred and Secured Party elects to collect Accounts and the privilege of Debtor to collect Accounts is revoked by Secured Party in writing, Debtor shall continue to collect Accounts. Secured Party shall have no duty or obligation whatsoever to collect any Account, or to take any other action to preserve or protect the Collateral; however, should Secured Party elect to collect any Account or take possession of any Collateral after an Event of Default has occurred, Debtor releases Secured Party from any claim or claims for loss or damage arising from any act or omission in connection therewith, except loss or damage resulting from the gross negligence or willful misconduct of Secured Party.


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                  (d)  IDENTIFICATION  AND ASSIGNMENT OF ACCOUNTS.  Upon Secured
         Party's request, after and during the continuance of an Event of Default, Debtor shall take such action and execute and deliver such documents as Secured Party may reasonably request in order to identify, confirm, mark, segregate and assign Accounts and to evidence Secured Party's interest in same. Without limitation of the foregoing, Debtor, upon the occurrence and continuance of an Event of Default, agrees to assign all of its Accounts to Secured Party, identify and mark Accounts as being subject to the security interest granted hereby, mark Debtor's books and records to reflect such assignments, and forthwith to transmit to Secured Party in the form as received by Debtor any and all Proceeds of collection of such Accounts.

                                    ARTICLE V
                   RIGHTS, DUTIES AND POWERS OF SECURED PARTY

         The following rights, duties and powers of Secured Party are applicable irrespective of whether an Event of Default has occurred and is continuing:

         SECTION 5.01 DISCHARGE ENCUMBRANCES. If not timely discharged by Debtor, Secured Party, at its option, whether before or after an Event of Default, but without any obligation whatsoever to do so, may (a) discharge taxes, claims, charges, liens, security interests, assessments or other encumbrances of any and every nature whatsoever at any time levied, placed upon or asserted against the Collateral, except for Permitted Liens, (b) in the event Debtor fails to comply with SECTION 5.18 of the Credit Agreement, place and pay for insurance on the Collateral, including insurance that only protects Secured Party's interest, (c) pay for the repair, improvement, testing, maintenance and preservation of the Collateral, (d) pay any filing, recording, registration, licensing or certification fees or other fees and charges related to the Collateral, or (e) take any other action to preserve and protect the Collateral and Secured Party's rights and remedies under this Agreement as Secured Party may deem necessary or appropriate. Debtor agrees that Secured Party shall have no duty or obligation whatsoever to take any of the foregoing actions. Debtor agrees to promptly reimburse Secured Party upon demand for any payment made or any expense incurred by Secured Party pursuant to this SECTION 5.01. These payments and expenditures, together with interest thereon from date incurred until paid by Debtor at the Default Rate, which Debtor agrees to promptly pay upon demand, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

         SECTION 5.02 CUMULATIVE AND OTHER RIGHTS. The rights, powers and remedies of Secured Party hereunder are in addition to all rights, powers and remedies given by law or in equity. The exercise by Secured Party of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any other rights of set-off. If any of the Obligations are given in renewal, extension for any period or rearrangement, or applied toward the payment of debt secured by any lien, Secured Party shall be, and is hereby, subrogated to all the rights, titles, interests and liens securing the debt so renewed, extended, rearranged or paid.

         SECTION 5.03      DISCLAIMER OF CERTAIN DUTIES.

         (a) The powers conferred upon Secured Party by this Agreement are to protect Secured Party's interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. The Debtor hereby agrees that Secured Party shall not be liable for, nor shall the Obligations be diminished by, Secured Party's delay or failure to collect upon, foreclose, sell, take possession of or otherwise obtain value for the Collateral, except for loss or damage resulting from the gross negligence or willful misconduct of Secured Party.


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         (b)  Secured  Party shall not be under any duty  whatsoever  to make or give any  presentment,  notice of  dishonor,  protest,  demand for  performance,
notice  of   non-performance,   notice  of  intent  to  accelerate,   notice  of
acceleration, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against any Obligor or other Person and Debtor hereby waives all of the foregoing. Debtor waives any right of marshaling in respect of any and all Collateral, any right to require Secured Party to proceed against any Obligor or other Person, any right to exhaust any Collateral or any right to enforce any other remedy which Secured Party now has or may hereafter have against any Obligor or other Person.

         SECTION 5.04 MODIFICATION OF OBLIGATIONS; OTHER SECURITY. Debtor waives
(a) any and all notice of acceptance, creation, modification, rearrangement, renewal or extension for any period of any instrument executed by any Obligor in connection with the Obligations and (b) the ability to avail itself of any defense of any other Obligor by reason of disability, lack of authorization, cessation of the liability of any Obligor or for any other reason. Debtor authorizes Secured Party, without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Obligations, from time to time to (a) apply the Collateral in the manner permitted by this Agreement and the Credit Agreement and (b) renew, extend for any period, accelerate, amend or modify, supplement, enforce, compromise, settle, waive or release the obligations of any other Obligor or any instrument or agreement of such other Person with respect to any or all of the Obligations or Collateral.

                                   ARTICLE VI
                                EVENTS OF DEFAULT

         SECTION 6.01 EVENTS OF DEFAULT. An "EVENT OF DEFAULT" shall exist if any of the following events occurs and is continuing:

         (a) Debtor shall fail to perform any of its obligations under this Agreement;

         (b) An "Event of Default" as defined in the Credit Agreement.

         SECTION 6.02 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Secured Party, at its option, shall, subject to any limitations set forth in the Credit Agreement, be entitled to exercise any one or more of the following remedies (all of which are cumulative):

         (a) Secured Party, at its option, may declare the Obligations or any part thereof immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Debtor and any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations.

         (b) Secured Party shall have all of the rights and remedies provided for in this Agreement or any other Loan Document, the rights and remedies under the Code, and any and all of the applicable rights and remedies at law and equity, all of which shall be deemed cumulative. Without limiting the foregoing, Debtor agrees that Secured Party shall have the right to (i) require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party that is reasonably convenient to both parties, which Debtor agrees to do; (ii) take possession of the Collateral, with or without process of law, and, in this connection, enter any premises where the Collateral is located to remove same, or to dispose of same on such premises; (iii) sell, lease or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risk; and/or (iv) during the existence of an Event of Default, collect and receipt for, compound, compromise,


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and settle, and give releases,  discharges and acquittances with respect to, any and all amounts owed by any person or entity with respect to the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any requirement of reasonable notice to Debtor shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor designated on the signature page hereto, at least TWENTY (20) BUSINESS DAYS before the day of any public sale or at least TWENTY (20) BUSINESS DAYS before the time after which any private sale or other disposition will be made.

         (c) Debtor shall be liable for and agrees to pay the reasonable expenses incurred by Secured Party in enforcing its rights and remedies, in retaking, holding, testing, repairing, selling, leasing or disposing of the Collateral, or like expenses, including, without limitation, reasonable attorneys' fees and legal expenses incurred by Secured Party. These expenses, together with interest thereon on and from the date demanded to but excluding the date paid by Debtor at the Default Rate, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

         (d)  Proceeds  received  by  Secured  Party  from  disposition  of  the
Collateral shall be applied toward Secured Party's expenses and other Obligations in such order or manner as Secured Party may elect. Debtor shall be entitled to any surplus if one results after lawful application of the Proceeds. Debtor shall remain liable for any deficiency.

         (e) The rights and remedies of Secured Party are cumulative and the exercise of any one or more of the rights or remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy. Secured Party may waive any Event of Default and may remedy any Event of Default without waiving the Event of Default remedied or without waiving any other prior or subsequent Event of Default.

         (f) Secured Party shall take reasonable care of Collateral in its possession in accordance with Section 9.207 of the Code.

         SECTION 6.03 ATTORNEY-IN-FACT. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of such Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion upon the occurrence and during the continuance of an Event of Default, such appointment will be deemed to be coupled with an interest, but at Debtor's cost and expense, to take any action and to execute any assignment, certificate, financing statement, notification, document or instrument that Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all Instruments made payable to Debtor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. Secured Party shall provide Debtor written notice with respect to any such actions taken by Secured Party.

         SECTION 6.04 REASONABLE NOTICE. If any applicable provision of any law requires Secured Party to give reasonable notice of any sale or disposition or other action, Debtor hereby agrees that TEN (10) DAYS prior written notice shall constitute reasonable notice thereof. Such notice, in the case of public sale, shall state the time and place fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

         SECTION 6.05 NON-JUDICIAL ENFORCEMENT. Secured Party may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by Law, Debtor expressly waives any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process.


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                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         SECTION 7.01 NOTICES. Any notice required or permitted to be given under or in connection with this Agreement shall be given in accordance with the notice provisions of the Credit Agreement.

         SECTION 7.02 AMENDMENTS AND WAIVERS. Secured Party's acceptance of partial or delinquent payments or any forbearance, failure or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed a waiver of any obligation of Debtor or any Obligor, or of any right, power or remedy of Secured Party, and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. Secured Party may remedy any Event of Default hereunder or in connection with the Obligations without waiving the Event of Default so remedied. Debtor hereby agrees that if Secured Party agrees to a waiver of any provision hereunder, or an exchange of or release of the Collateral, or the addition or release of any Obligor or other Person, any such action shall not constitute a waiver of any of Secured Party's other rights or of Debtor's obligations hereunder. This Agreement may be amended only by an instrument in writing executed jointly by Debtor and Secured Party and may be supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

         SECTION  7.03  COPY  AS  FINANCING  STATEMENT.  A  photocopy  or  other reproduction of this Agreement or any financing statement covering the Collateral is sufficient as a financing statement, and the same may be filed with any appropriate filing authority for the purpose of perfecting Secured Party's security interest in the Collateral without the requirement for Debtor's signature thereon.

         SECTION 7.04 POSSESSION OF COLLATERAL. Subject to applicable Law, Secured Party shall be deemed to have possession of any Collateral in transit to it or set apart for it (or, in either case, any of its agents, affiliates or correspondents).

         SECTION 7.05 REDELIVERY OF COLLATERAL. If any sale or transfer of Collateral by Secured Party results in full satisfaction of the Obligations, and after such sale or transfer and discharge there remains a surplus of Proceeds, Secured Party will deliver to Debtor such excess Proceeds in a commercially reasonable time; provided, however, that Secured Party shall not be liable for any interest, cost or expense in connection with any reasonable delay in delivering such Proceeds to Debtor.

         SECTION 7.06 GOVERNING LAW. THIS AGREEMENT AND THE SECURITY INTEREST GRANTED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT FEDERAL LAWS OF THE UNITED STATES OF AMERICA APPLY.

         SECTION 7.07 ADDITIONAL RIGHTS OF SECURED PARTY. Secured Party is expressly granted the following rights upon the occurrence and continuance of an Event of Default: (a) to receive Debtor's share of all distributions and/or distributions in kind following dissolution of any of its Subsidiaries and to hold the same in trust for the benefit of Debtor as part of the Collateral and
(b) to exercise voting rights as to any of the Collateral.  All of the foregoing


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may be  exercised  by Secured  Party  without  liability,  except to account for property actually received by it and except for liability arising from Secured Party's gross negligence or willful misconduct.

         SECTION 7.08      CONTINUING SECURITY AGREEMENT.

         (a) Except as may be expressly applicable pursuant to Section 9.620 of the Code as amended from time to time, no action taken or omission to act by Secured Party hereunder, including, without limitation, any action taken or inaction pursuant to SECTION 6.02, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect until Secured Party shall have applied payments (including, without limitation, collections from Collateral) towards the Obligations in the full amount then outstanding or until such subsequent time as is hereinafter provided in SUBSECTION (B) below.

         (b) To the extent that any performance of or payments on the Obligations or Proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent the Obligations so satisfied shall be revived and continue as if such performance had not occurred or such payment or Proceeds had not been received by Secured Party, and Secured Party's security interests, rights, powers and remedies hereunder shall continue in full force and effect. In such event, this Agreement shall be automatically reinstated if it shall theretofore have been terminated pursuant to SECTION 7.09.

         SECTION 7.09 TERMINATION. The granting of a security interest hereunder and all of Secured Party's rights, powers and remedies in connection therewith shall remain in full force and effect until the Obligations are satisfied in full. Upon the complete performance of the Obligations and the compliance by Debtor with all covenants and agreements hereof, Secured Party, at the written request and expense of Debtor, will release, reassign and transfer the Collateral to Debtor and declare this Agreement to be of no further force or effect. Notwithstanding the foregoing, the reimbursement and indemnification provisions of SECTION 4.09 and the provisions of SECTION 7.08(B) shall survive the termination of this Agreement.

         SECTION 7.10 EFFECTIVENESS. This Agreement becomes effective upon the execution hereof by Debtor and delivery of the same to Secured Party, and it is not necessary for Secured Party to execute any acceptance hereof or otherwise signify or express its acceptance hereof.

         SECTION 7.11 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the sole and exclusive benefit of Secured Party and its respective successors and assigns, and shall not serve to confer any rights or benefits in favor of any Person not a party hereto; and no other Person shall have any right to rely on this Agreement, or to derive any benefit herefrom. Debtor shall not assign or transfer its rights, duties or obligations hereunder without the consent of Secured Party. There are no third party beneficiaries to this Agreement and no other Person (other than the parties hereto, and their respective successors and assigns) shall be entitled to rely on or enforce this Agreement. Each and every right of Secured Party shall be cumulative and shall be in addition to any other remedy given hereunder or under any other Loan Document now or hereafter existing at law, in equity or by statute.

         SECTION 7.12 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with Debtor and Secured Party.


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         SECTION 7.13 AMENDMENT AND  RESTATEMENT.  CONFIRMATION  OF LIENS.  This
Agreement is an amendment and restatement of the Existing Security Agreement and supersedes the Existing Security Agreement in its entirety; provided, however, that (i) the execution and delivery of this Agreement shall not effect a novation of the Existing Security Agreement but shall be, to the fullest extent applicable, in modification, renewal, confirmation and extension of such Existing Security Agreement, and (ii) the Liens in the Collateral (as such term is defined in the Existing Security Agreement, hereinafter the "Original Collateral") granted under the Existing Security Agreement are and shall remain legal, valid, binding and enforceable with regard to such Original Collateral. The Debtor hereby acknowledges and confirms the continuing existence and effectiveness of such Liens in the Original Collateral granted under the Existing Security Agreement, and further agrees that the execution and delivery of this Agreement and the other Loan Documents shall not in any way release, diminish, impair, reduce or otherwise affect such Liens in the Original Collateral granted under the Existing Security Agreement.


                            [SIGNATURE PAGE FOLLOWS]




















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         EXECUTED as of the date first written above.


                            DEBTOR:

                            MAINLAND RESOURCES, INC.
                            a Nevada corporation



                            By:
                                Michael J. Newport
                                President



                            Debtor's Address:

                            MAINLAND RESOURCES, INC.
                            20333 SH 249, Suite 200
                            Houston, Texas 77070
                            Attention: Michael J. Newport


                            Debtor's Organizational ID Number: E0358282006-3

                            Debtor's EIN: 90-0335743











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Signature Page to Amended and Restated Security Agreement - Mainland  Resources,
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Acknowledged and Agreed to as
of the date hereof by:


                            SECURED PARTY:

                            GUGGENHEIM CORPORATE FUNDING, LLC.
                            a Delaware limited liability company



                            By: __________________________________________
                            Name: _______________________________________
                            Title: ________________________________________
























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Signature Page to Amended and Restated Security Agreement - Mainland  Resources,
Inc.